UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12278 Scripps Summit Dr. San Diego, CA	92131
(Address of principal executive offices)	(Zip Code)

(858) 875-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FATE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a Current Report on Form 8-K filed by Fate Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission on November 29, 2024, J. Scott Wolchko retired from his positions as President, Chief Executive Officer (“CEO”), Chief Financial Officer, Treasurer, principal executive officer, principal financial officer and principal accounting officer of the Company, effective as of December 31, 2024 (the “Resignation Date”). In addition, Mr. Wolchko retired from all director and/or officer positions that he held in any and all of the subsidiaries of the Company (together, the “Subsidiary Roles”), in each case effective as of the Resignation Date.

Mr. Wolchko’s resignation was not the result of any disagreement with the policies, procedures or practices of the Company.

Bahram Valamehr, Ph.D., MBA has succeeded Mr. Wolchko in each of the Subsidiary Roles, effective as of January 1, 2025. Dr. Valamehr has served as the Company’s President, Research and Development since August 2024, and has served in roles of increasing responsibility with the Company since January 2010. Biographical information for Dr. Valamehr is available in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 26, 2024, and such information is incorporated herein by reference.

The Company has also entered into an amended and restated indemnification agreement with Dr. Valamehr in substantially the same form entered into with the other directors of the Company, which will supersede and replace Dr. Valamehr’s prior form of indemnification agreement.

Except as described above, there are no arrangements or understandings between Dr. Valamehr and any other person pursuant to which he was selected as a director, President and CEO. Dr. Valamehr does not have any family relationships with any of the Company’s directors, executive officers, or other person nominated or chosen by the Company to become a director or executive officer. There are no transactions between Dr. Valamehr and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

On December 31, 2024, the Company entered into a strategic advisory services agreement (the “Advisory Agreement”) with Mr. Wolchko, pursuant to which Mr. Wolchko will provide the Company with advisory services beginning on January 1, 2025 through December 31, 2025 (the “Advisory Term”) (unless terminated earlier pursuant to the terms of the Advisory Agreement). Mr. Wolchko will receive cash compensation of $56,250 a month (the “Compensation”) upon completion of each month of services during the Advisory Term; provided, that, if the Advisory Agreement is terminated by the Company prior to December 31, 2025 other than due to due to death, Disability (as such term is defined in the Advisory Agreement), or Mr. Wolchko’s material breach of the Advisory Agreement or certain restrictive covenant obligations with the Company (the “Termination Exceptions”), then Mr. Wolchko will receive the Compensation multiplied by the number of months between the date of termination and December 31, 2025. Mr. Wolchko’s outstanding equity awards shall also continue to vest during the Advisory Term, subject to Mr. Wolchko providing advisory services pursuant to the Advisory Agreement through each applicable vesting date, in accordance with the applicable equity plans and the applicable award agreements; provided, that any time-based equity awards that originally were subject to vesting based on Mr. Wolchko’s continued employment have been amended to vest subject to his continued service relationship with the Company under the Advisory Agreement; provided further, that if the Advisory Agreement is terminated by the Company prior to December 31, 2025 other than due to the Termination Exceptions, the number of shares underlying such time-based equity awards shall accelerate in vesting as though Mr. Wolchko continued to provide advisory services pursuant to the Advisory Agreement through December 31, 2025. Mr. Wolchko’s outstanding equity awards may also, to the extent vested and exercisable as of the date of termination of his advisory services pursuant to the Advisory Agreement, be exercised until the earlier of (i) December 31, 2026 and (ii) the original expiration date of the applicable equity award; provided, that if Mr. Wolchko’s services under the Advisory Agreement are terminated prior to December 31, 2025 due to a Termination Exception, then the foregoing extension of the post-termination exercise period of the outstanding equity awards shall not apply.

The Company has also agreed to provide a monthly payment equal to (i) the monthly COBRA premiums for Mr. Wolchko and his eligible dependents (at the coverage levels in effect immediately prior to the Resignation Date) minus (ii) Mr. Wolchko’s copayment of monthly health premiums for Mr. Wolchko and his eligible dependents (at coverage levels in effective immediately prior to the Resignation Date) at active employees’ rates, until the earliest of (A) Mr. Wolchko’s eligibility for group health plan benefits under any other employer’s group health plan; or (B) the cessation of Mr. Wolchko’s continuation rights under COBRA.

The foregoing summary of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Strategic Advisory Services Agreement between the Registrant and J. Scott Wolchko, dated as of December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2025	Fate Therapeutics, Inc.

	By:	/s/ Cindy R. Tahl
Cindy R. Tahl
Chief Legal and Compliance Officer